EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-KSB, into the Company's previously filed Registration Statement on Form S-8 (File No. 1-10185).

                                                /S/  ARTHUR ANDERSEN LLP

San Antonio, Texas
March 24, 2000